SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2001


                                 PC-EPHONE, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                  98-0197707
------                                                  ----------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

5375 Mira Sorrento Place, Suite 290
San Diego, California, USA                              92121
--------------------------                              -----
(Address of principal executive offices)                (Zip Code)

Registrants telephone number, including area code               858-550-2020
                                                                ------------

Commission File Number: 000-26341



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(Former name or former address,                             (Zip Code)
if changed since last report.)



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ITEM 5. OTHER EVENTS

On June 18, 2001, Douglas Yee resigned as President of PC-EPhone, Inc. (the "Company"), but was appointed Chief Financial Officer by the Board of Directors and will remain on as a Director. On the same day, David C. Meltzer was appointed as Chief Executive Officer and President of the Company.

The Company received the resignation of Douglas Yee as President of the Company on June 18, 2001. There were no disagreements with the Company relating to the Company's policies, operations or practices.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
Exhibit     Description
-------     -----------

99.3        Press Release dated June 18, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC-EPHONE, INC.


/s/ Douglas Yee
__________________________________
Douglas Yee
CFO & Director

Date:         June 29, 2001

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Exhibit 99.3

                                  Exhibit 99.3
                                 PC-EPHONE, INC.
                      5375 Mira Sorrento Place, Suite #290
                               San Diego, CA 92121
                               1-866-878-0600

Trading Symbols:           OTCBB: PCPH                             June 18, 2001
                           Frankfurt: NL1, WKN 589864

                             PC-EPHONE HIRES NEW CEO
                             -----------------------
                              San Diego, California
                              ---------------------

PC-EPhone, Inc., the exclusive distributor of the PC-EPhone in the United States and Canada, announced today that it has hired David C. Meltzer to be the Chief Executive Officer and President of the company. Mr. Meltzer is a graduate of Tulane University School of Law and brings with him over 10 years of experience in the area of management, sales and marketing. Mr. Meltzer is leaving his current position at Everypath, Inc., Silicon Valley's leading wireless solution platform company that has maintained strategic partnerships with such companies as Sprint, Accenture and HP. Mr. Meltzer has spent the past 8 years in the area of enterprise solutions with a particular emphasis on wireless products and the internet. His experience and success as CEO of Global Web Video, based in San Diego, CA, and his extensive sales and marketing background while working with Westlaw (a Thompson Corporation), a leading provider of legal research and business information online, made Mr. Meltzer an obvious choice to take the helm of PC-EPhone.

Commenting on his hiring, Mr. Meltzer said, "I am extremely pleased and excited to be joining the management team and to begin working closely with our partners to ensure the success of the PC-EPhone device and its applications in North America and beyond. I believe the PC-EPhone, with its "open ended" Windows CE platform and integrated architecture, is at the forefront of wireless devices and I intend to implement a strategy to make it successful worldwide."

Mr. Douglas Yee will be resigning his position as president and will be moving to the position of Chief Financial Officer but he will continue to sit on the Board of Directors.

PC-EPhone, Inc. is the exclusive U.S. and Canadian distributor of the PC-EPhone and the Company also has the right of first refusal for Cyberbank's future products. The PC-EPhone is the world's first wireless convergent device which combines the capabilities of a handheld personal computer with full internet access, a cellular phone, a PDA and an organizer all-in-one.

                                     --30--

                                www.pc-ephone.com
                                -----------------

For further information contact:
Keith Patey                             Mark Cohen
PC-EPhone, Inc.                         The Pinnacle Group, LLC.
Toll Free: 1-866-878-0600               Phone: (516) 773-2477
Phone: (604) 633-0600 Ext.27            mark@pinnaclegroupny.com
                                        ------------------------
keithpatey@pc-ephone.com
------------------------


Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed as implied by such statements. For further information regarding risks of investment in the Company please see the Company's filings with the United States Securities & Exchange Commission.

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